UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04364

Exact name of registrant as specified in charter:	Voyageur Intermediate Tax Free Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Minnesota Intermediate Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 99.54%
Corporate-Backed Revenue Bonds – 6.83%
Cloquet Pollution Control Revenue Refunding (Potlatch Project) 5.90% 10/1/26	$1,695,000	$1,699,356
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	750,000	785,753
Minneapolis Community Planning & Economic Development Agency (Limited Tax Common Bond Fund)
Series 4 6.20% 6/1/17 (AMT)	610,000	620,736
Minnesota Tobacco Securitization Authority (Tobacco Settlement Revenue) Refunding
Series B 5.25% 3/1/31	4,000,000	4,463,480
		7,569,325
Education Revenue Bonds – 12.85%
Minnesota Colleges & Universities Revenue Fund Series A
4.00% 10/1/18	1,000,000	1,165,280
5.00% 10/1/28	1,000,000	1,135,210
Minnesota Higher Education Facilities Authority Revenue
(Carleton College) Series 6-T 4.75% 1/1/23	1,000,000	1,133,550
(Hamline University) Series 7-E 5.00% 10/1/29	250,000	270,040
(Macalester College) Series 6-P 4.25% 3/1/27	750,000	797,790
(St. Johns University) Series 6-U
4.40% 10/1/21	325,000	367,006
4.50% 10/1/23	265,000	295,777
(State Scholastic College) Series H 5.125% 12/1/30	1,000,000	1,081,360
(University of St. Thomas)
Series 5-Y 5.25% 10/1/19	1,590,000	1,717,709
Series 6-X 5.00% 4/1/24	1,000,000	1,107,260
St. Cloud Housing & Redevelopment Authority Revenue (State University Foundation Project) 5.00% 5/1/23	1,000,000	1,002,520
University of Minnesota Series A
5.00% 12/1/23	1,000,000	1,223,980
5.00% 12/1/26	1,000,000	1,224,070
University of Minnesota Special Purpose Revenue (State Supported Stadium Debt) 5.00% 8/1/18	1,500,000	1,726,005
		14,247,557
Electric Revenue Bonds – 6.85%
Central Minnesota Municipal Power Agency (Twin Cities Transmission Project) Brookings Series E
5.00% 1/1/23	1,000,000	1,184,230
5.00% 1/1/24	500,000	585,695
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,078,010
Minnesota Municipal Power Agency Electric Revenue 5.25% 10/1/21	1,000,000	1,098,090
Northern Municipal Power Agency Electric System Revenue Series A
5.00% 1/1/16 (ASSURED GTY)	700,000	800,037
5.00% 1/1/17 (ASSURED GTY)	1,000,000	1,170,180
Refunding 5.00% 1/1/15 (ASSURED GTY)	1,000,000	1,107,300
Southern Minnesota State Municipal Power Agency Supply System Revenue Series A 5.25% 1/1/16 (AMBAC)	500,000	577,000
		7,600,542
Healthcare Revenue Bonds – 28.18%
Anoka Housing Facilities Revenue (Senior Homestead Anoka Project) Series B 6.875% 11/1/34	750,000	796,688
Fergus Falls Health Care Facilities Revenue (Lake Region Health Care) 4.75% 8/1/25	500,000	520,045
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	1,500,000	1,790,235
Series B 6.50% 11/15/38 (ASSURED GTY)	1,000,000	1,188,830
Minneapolis National Marrow Donor Program Project Revenue 5.00% 8/1/17	1,205,000	1,335,200
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Children's Hospital) Series A 5.25% 8/15/25	1,000,000	1,158,120
(Health Partners Obligation Group Project) 6.00% 12/1/17	850,000	898,340

Minnesota Agricultural & Economic Development Board Health Care Revenue (Essentia Remarketing)
Series A 4.75% 2/15/15	1,000,000	1,031,250
Series C-1 5.50% 2/15/25 (ASSURED GTY)	2,500,000	2,934,725
Moorhead Economic Development Authority Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	474,216
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities
Financing Authority (Auxilio Mutuo) Series A 6.00% 7/1/33	890,000	995,999
Rochester Health Care & Housing Revenue (Samaritan Bethany) Refunding Series A 6.875% 12/1/29	950,000	1,037,809
Rochester Health Care Facilities Revenue
•(Mayo Clinic) Series A 4.00% 11/15/30	1,000,000	1,152,010
•(Mayo Clinic) Series C 4.50% 11/15/38	3,000,000	3,608,549
(Olmsted Medical Center) 5.125% 7/1/20	1,000,000	1,091,440
Sartell Health Care Facilities (Country Manor Campus) Series A 6.125% 9/1/30	845,000	894,703
St. Cloud Health Care Revenue (Centracare Health System Project) Series A 5.00% 5/1/16	500,000	569,285
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services)
Refunding 5.50% 7/1/29	1,000,000	1,106,310
Series C 5.625% 7/1/26	2,500,000	2,776,450
St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System)
Series A-2 5.25% 11/15/28	2,000,000	2,217,520
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Gillette Children's Specialty Project)
5.00% 2/1/20	500,000	518,325
5.00% 2/1/27	1,000,000	1,066,030
(Senior Carondelet Village Project) Series A 6.25% 8/1/30	1,000,000	1,075,270
Wayzata Senior Housing Enhanced Deposit Revenue (Folkestone Senior Living Community)
Series B 4.875% 5/1/19	1,000,000	1,004,280
		31,241,629
Housing Revenue Bonds – 1.54%
Minneapolis Multifamily Housing Revenue Refunding (Trinity Apartments) Series A 6.75% 5/1/21 (HUD)	1,375,000	1,376,663
Minnesota Housing Finance Agency Residential Housing Series I 5.10% 7/1/20 (AMT)	330,000	330,502
		1,707,165
Lease Revenue Bonds – 3.02%
Puerto Rico Public Finance Series B 6.00% 8/1/25	1,125,000	1,299,544
St. Paul Housing & Redevelopment Authority Refunding (Minnesota Public Radio) 5.00% 12/1/25	1,000,000	1,134,230
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue 5.25% 10/1/25	880,000	911,372
		3,345,146
Local General Obligation Bonds – 18.50%
Anoka County Capital Improvements Series C 5.00% 2/1/27	500,000	579,300
Anoka-Hennepin Independent School District #11 Refunding 5.00% 2/1/17	1,000,000	1,185,030
Brainerd Independent School District #181 Refunding (School Building) Series A 4.00% 2/1/22	2,500,000	2,783,474
Duluth Independent School District #709 Series A 4.25% 2/1/20 (AGM)	1,710,000	1,953,726
Hennepin County Series B 4.00% 12/1/20	500,000	597,955
Mankato Independent School District #77 (School Building) 4.125% 2/1/22	1,000,000	1,129,720
Metropolitan Council Minneapolis-St. Paul Metropolitan Area Waste Water Treatment Series C
5.00% 3/1/16	560,000	652,546
5.00% 3/1/28	1,000,000	1,108,790
Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,625,265
Olmsted County Refunding Series A 4.00% 2/1/24	2,000,000	2,306,260
Robbinsdale Independent School District #281 Series A 5.00% 2/1/20	1,850,000	2,361,248
South Washington County Independent School District #833 Series A 4.00% 2/1/22	750,000	826,418
St. Paul Independent School District #625 (School Building) Series A 4.00% 2/1/15	1,020,000	1,113,106
White Bear Lake Independent School District #624 (Alternative Facilities) Series B 4.75% 2/1/22	1,000,000	1,157,890
Willmar City (Rice Memorial Hospital Project) Refunding Series A
5.00% 2/1/23	500,000	607,615
5.00% 2/1/27	440,000	518,984
		20,507,327
§Pre-Refunded/Escrowed to Maturity Bonds – 4.05%
Minnesota Public Facilities Authority Water Pollution Control Revenue Refunding Series C 5.00% 3/1/18-15	1,000,000	1,125,240
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series A 6.125% 8/1/29-14	5,000	5,485

St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) Series B 5.50% 7/1/25-14	1,500,000	1,657,725
University of Minnesota Series A
5.75% 7/1/16	1,000,000	1,194,680
5.75% 7/1/18	400,000	504,452
		4,487,582
Special Tax Revenue Bonds – 4.17%
@Minneapolis Tax Increment Revenue (Ivy Tower Project) 5.50% 2/1/22	415,000	390,337
Minnesota 911 Revenue (Public Safety Radio Communication System Project)
4.00% 6/1/14 (ASSURED GTY)	1,370,000	1,468,804
4.25% 6/1/18 (ASSURED GTY)	1,170,000	1,378,143
4.50% 6/1/25 (ASSURED GTY)	1,000,000	1,125,180
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue First Subordinate Series A 6.125% 8/1/29	245,000	263,213
		4,625,677
State General Obligation Bonds – 7.24%
Minnesota State
5.00% 8/1/15	2,000,000	2,282,600
Series B 5.00% 10/1/22	400,000	507,936
Minnesota State Refunding (Various Purposes)
Series A 5.00% 12/1/21	1,000,000	1,253,120
Series D 4.00% 8/1/17	645,000	748,297
Puerto Rico Commonwealth 5.00% 7/1/20	2,000,000	2,101,120
Puerto Rico Commonwealth Public Improvement Series A 5.50% 7/1/19 (NATL-RE) (IBC)	1,000,000	1,132,190
		8,025,263
Transportation Revenue Bonds – 3.78%
Minneapolis - St. Paul Metropolitan Airports Commission Revenue Refunding Series A
5.00% 1/1/13 (AMT)	500,000	513,820
5.00% 1/1/22 (AMBAC)	1,260,000	1,413,871
Series B 5.00% 1/1/22 (AMT)	1,000,000	1,130,450
Series D 5.00% 1/1/22 (AMT)	1,000,000	1,132,920
		4,191,061
Water & Sewer Revenue Bonds – 2.53%
Minnesota Public Facilities Authority Series A 5.00% 3/1/22	1,000,000	1,286,920
St. Paul Sewer Revenue Series D 5.00% 12/1/20	1,275,000	1,517,645
		2,804,565
Total Municipal Bonds (cost $102,472,384)		110,352,839

	Number of
	Shares
Short-Term Investments – 0.70%
Money Market Instrument – 0.15%
Minnesota Municipal Cash Trust	164,410	164,410
		164,410

	Principal
	Amount
¤Variable Rate Demand Note – 0.55%
St. Paul Port Authority (Minnesota Public Radio Project) Series 7 0.24% 5/1/25
(LOC - JPMorgan Chase Bank N.A.)	$615,000	615,000
		615,000
Total Short-Term Investments (cost $779,410)		779,410

Total Value of Securities – 100.24%
(cost $103,251,794)		111,132,249
Liabilities Net of Receivables and Other Assets – (0.24%)		(270,721)
Net Assets Applicable to 9,649,692 Shares Outstanding – 100.00%		$110,861,528

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
@Illiquid security. At May 31, 2012, the aggregate value of illiquid securities was $390,337, which represented 0.35% of the Fund's net assets. See Note 3 in "Notes."
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."

¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY - Insured by Assured Guaranty Corporation
HUD – Housing and Urban Development Section 8
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Intermediate Tax-Free Funds - Delaware Tax-Free Minnesota Intermediate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued using the evaluated mean. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$103,251,794
Aggregate unrealized appreciation	$7,938,763
Aggregate unrealized depreciation	(58,308)
Net unrealized appreciation	$7,880,455

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $517,048 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $73,315 expires in 2014, $109,745 expires in 2015, and $333,988 in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2012:

	Level 1	Level 2	Total
Municipal Bonds	$-	$110,352,839	$110,352,839
Short-Term Investments	164,410	615,000	779,410
Total	$164,410	$110,967,839	$111,132,249

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 15% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: